The Lincoln National Life Insurance Company

Lincoln National Variable Annuity Account H
American Legacy Shareholder’s Advantage
American Legacy Shareholder’s Advantage A Class

Lincoln Life Variable Annuity Account N
ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)

Lincoln Life & Annuity Company of New York

Lincoln Life & Annuity Variable Annuity Account H
American Legacy Shareholder’s Advantage
American Legacy Shareholder’s Advantage A Class

Lincoln New York Account N for Variable Annuities
ChoicePlus Assurance (A Share)
ChoicePlus Assurance (A Class)

This Supplement outlines a change to the prospectus for your individual variable annuity contract. It is for informational purposes and requires no action on your part.

The changes outlined below apply only to contracts purchased on or after February 8, 2010, or when approved in your state. The provisions outlined in your May 1, 2009 prospectus continue to apply to all contracts purchased before that date.

Charges and Other Deductions -- Sales Charge

A front-end load, or sales charge, will be applied to all initial and subsequent gross purchase payments that you make.  We deduct the sales charge from each gross purchase payment before it is allocated to a subaccount and/or fixed account.  The sales charge is a percentage of each gross purchase payment and is based on the owner’s investment amount at the time each gross purchase payment is made.

For contracts purchased on or after February 8, 2010, depending on state approval, the sales charge is calculated according to the following scale. This table replaces the sales charge table in your May 1, 2009 prospectus.

Owner’s Investment	Sales Charge
$0 - $49,999 ……..…………...…	5.50%
$50,000 - $99,999 ………………	4.50%
$100,000 - $249,999 ……………	3.50%
$250,000 - $499,999 ……………	2.50%
$500,000 - $999,999 ……………	2.00%
$1,000,000 or greater …………...	1.00%

Please retain this supplement for future reference.